JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way

Lansing, Michigan 48951

February 13, 2026

Dear Contract Owner:

We are writing to inform you of an important matter concerning your allocation of contract values under your variable annuity contract (the “Contract”) to the investment division of your separate account that invests in the JNL/Lazard International Quality Growth Fund (the “Lazard Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”). At a meeting held on December 10-11, 2025, the Board of Trustees of the Acquired Fund (the “Board”) approved the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/William Blair International Leaders Fund (the “William Blair Fund” or the “Acquiring Fund”), also a series of the Trust. The Acquired Fund and the Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”

The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) (each, an “Insurance Company” and, together, the “Insurance Companies”) and certain non-qualified plans. Thus, the Board considered the recommendation of Jackson National Asset Management, LLC (“JNAM” or “Adviser”) to merge the Acquired Fund into the Acquiring Fund, given the Funds have the same investment objective and similar investment strategies and the proposed Multi-Manager Fund will retain Lazard Asset Management LLC (“Lazard”) and William Blair Investment Management, LLC (“William Blair”) as sub-advisers, through the appointment of Lazard as a sub-adviser to a new sleeve of the Multi-Manager Fund. The Board also considered JNAM’s belief that the existing shareholders of the Acquired Fund will benefit from a more diversified portfolio and a historically more consistent return profile, at a reduced expense, achieved through the Reorganization with the Acquiring Fund and subsequent renaming and appointment of additional sub-advisers to the Multi-Manager Fund.

After considering JNAM’s recommendation, the Board concluded that: (i) the Reorganization will benefit the shareholders of the Acquired Fund; (ii) the Reorganization is in the best interests of the Acquired Fund; and (iii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. No one factor was determinative, and each Trustee may have attributed different weights to the various factors. The Board did not determine any considerations related to this Reorganization to be adverse. The Board, after careful consideration, approved the Reorganization.

Effective as of the close of business on April 24, 2026, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. There will, however, be transaction costs associated with the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs. Each Fund will bear its proportionate share of the transaction expenses due to the portfolio repositioning based on the relative net asset value of each Fund at the time of the Reorganization. Such costs are estimated to be $123,856 (0.03% of net assets) attributed to the Lazard Fund and $32,005 (0.01% of net assets) attributed to the William Blair Fund. There is no tax impact to contract owners as a result of portfolio repositioning. Additionally, the repositioning is not expected to have a material impact on the performance of the Acquired Fund prior to the Reorganization. Following the Reorganization, the Acquired Fund will cease to exist and the Acquired Fund’s performance will not be reflected in the performance of the Acquiring Fund. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account issued by the Insurance Companies. The Insurance Companies are the record owner of all of the shares of beneficial interest in the Acquired Fund held by its Division of a separate account or accounts . You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund, such as allocating your premium payments to other Divisions.

All actions with regard to the Acquired Fund need to be completed by the Closing Date. In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”). In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek long-term capital appreciation. If you want to transfer all or a portion of your Contract value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. You will be provided with an additional notification of this free-transfer policy on or about April 27, 2026.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson National variable annuity policies:

Annuity Customer Care
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-644-4565
www.jackson.com

For Jackson National NY variable annuity policies:

Jackson National NY Customer Care
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-599-5651
www.jackson.com

There is a related proposal for the Board’s consideration for the William Blair Fund. JNAM is recommending that the Board approve a name change and the appointment of three additional sub-advisers (the “Fund Changes”). If approved by the Board, effective April 27, 2026, the William Blair Fund will be renamed the JNL Multi-Manager International Equity Fund (the “Multi-Manager Fund”). Causeway Capital Management LLC (“Causeway”), Lazard, and WCM Investment Management, LLC (“WCM”) will become sub-advisers to the Multi-Manager Fund alongside William Blair, who will remain a sub-adviser to the Fund.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY.

Very truly yours,

/s/ Mark D. Nerud

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust

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INFORMATION STATEMENT

for

JNL/Lazard International Quality Growth Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/William Blair International Leaders Fund, a series of JNL Series Trust

Dated

February 13, 2026

1 Corporate Way

Lansing, Michigan 48951

(517) 381-5500

This Information Statement and Prospectus (the “Information Statement/Prospectus”) is being furnished to owners of variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2026, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Lazard International Quality Growth Fund (the “Lazard Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Information Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 31, 2026.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS OR DETERMINED IF THIS INFORMATION STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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At a meeting of the Board of Trustees (the “Board”) held on December 10-11, 2025, the Board approved the Plan of Reorganization, which provides for the reorganization of the Lazard Fund into the JNL/William Blair International Leaders Fund (“William Blair Fund” or the “Acquiring Fund”), also a series of the Trust. The reorganization referred to above is referred to herein as the “Reorganization.” The following documents have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated April 28, 2025, as supplemented, with respect to the Acquired Fund (File Nos. 033-87244 and 811-08894);

2.	The Annual Financial Statements of the Trust with respect to the Acquired Fund for the fiscal year ended December 31, 2024 included in the Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894);

3.	The Semi-Annual Financial Statements of the Trust with respect to the Acquired Fund for the period ended June 30, 2025 included in the Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894);

4.	The Statement of Additional Information dated February 13, 2026, relating to the Reorganization (File No. 333- 292349 ).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this Information Statement/Prospectus, including the Annual Financial Statements and Semi-Annual Financial Statements listed above, which have been furnished to Contract Owners. Contract Owners may request a copy thereof, without charge, by calling 1-800-644-4565 (Jackson National Customer Care) or 1-800-599-5651 (Jackson National NY Customer Care), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, it must file certain reports and other information with the SEC. Proxy materials, reports, and other information filed by the Trust are available on the SEC’s website at http://www.sec.gov.

ii

iii

SUMMARY

You should read this entire Information Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

This Information Statement/Prospectus is being distributed to shareholders with amounts invested in the Acquired Fund as of January 31, 2026, to inform them of the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. The Acquiring Fund would then undergo the Fund Changes, resulting in the Multi-Manager Fund. (The Acquired Fund, Acquiring Fund, and Multi-Manager Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has two share classes, designated Class A and Class I shares (“Acquired Fund Shares”). The Acquiring Fund also has two share classes, designated Class A and Class I shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

●	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

●	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

●	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies, and principal risks of the Acquired Fund, Acquiring Fund, and Multi-Manager Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below. The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 24, 2026, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). The Fund Changes are expected to be effective April 27, 2026. As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date. Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund through the Investment Divisions of a Separate Account would become indirectly invested in shares of the Acquiring Fund through the Investment Divisions of a Separate Account. The Contract value of each such Contract Owner would be invested indirectly through the Investment Divisions of a Separate Account, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares in which the Contract Owner invested indirectly through the Investment Divisions of a Separate Account as of the Closing Date. Following the Reorganization, the Acquiring Fund will be the accounting and legal survivor. It is expected that the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the Lazard Fund, and the Fund Changes with respect to the William Blair Fund. The Trust’s Declaration of Trust, By-Laws, and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of the Acquired Fund, shareholders are not being asked to vote on the Reorganization. Please see “Additional Information about the Reorganization – Board Considerations” below for further information.

DESCRIPTION OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE LAZARD FUND INTO THE WILLIAM BLAIR FUND.

The following summarizes key information regarding the Funds and the Reorganization. More complete discussions are located elsewhere in the Information Statement/Prospectus.

●	Investment Objectives. The Funds have the same investment objectives. Both Funds seek longer-term capital appreciation. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Principal Investment Strategies. The Funds have similar principal investment strategies. Both Funds are actively managed by a sub-adviser and invest primarily in equity securities of non-U.S. countries, including emerging market countries. Additionally, both Funds may invest in securities of companies of any size, but the Lazard Fund generally focuses on companies with a market capitalization of $3 billion or more, while the William Blair Fund seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Lazard Fund may also invest in preferred stocks, convertible securities, and American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts. The William Blair Fund does not have a corresponding strategy. The William Blair Fund’s investments are normally allocated among at least six different countries and no more than 50% of the William Blair Fund’s equity holdings may be invested in securities of issuers in one country at any given time, nor is the William Blair Fund permitted to invest more than 40% of its net assets in emerging markets, which includes every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries. The Lazard Fund does not have corresponding strategies. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Fundamental Policies. The Funds have substantively similar fundamental policies, however, each Fund’s fundamental policy regarding securities lending is worded differently. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

●	Principal Risks. While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include company risk, concentration risk, currency risk, emerging markets and less developed countries risk, equity securities risk, foreign securities risk, investment style risk, large-capitalization investing risk, managed portfolio risk, market risk, and mid-capitalization and small-capitalization investing risk. However, the Lazard Fund is also subject to depositary receipts risk, European investment risk, investment strategy risk, issuer risk, portfolio turnover risk, and stock risk, which are not principal risks of investing in the William Blair Fund. In addition, the principal risks of investing in the William Blair Fund include sector risk, which is not a principal risk of investing in the Lazard Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

●	Investment Adviser and Other Service Providers. JNAM serves as the investment adviser and administrator for each Fund and would continue to manage and administer the William Blair Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Board, to appoint, dismiss, and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. JNAM has appointed Lazard as the sub-adviser, to manage the assets of the Lazard Fund, and William Blair as the sub-adviser to manage the assets of the William Blair Fund.

It is anticipated that William Blair will continue to sub-advise the William Blair Fund after the Reorganization. As previously mentioned, after the Reorganization, the William Blair Fund will be renamed the Multi-Manager Fund and Causeway, Lazard, and WCM will be appointed as sub-advisers to the Multi-Manager Fund, alongside William Blair. For a detailed description of JNAM, Causeway, Lazard, WCM, and William Blair, please see “Additional Information about the Funds - The Adviser” and “Additional Information about the Funds - The Sub-Advisers” below.

●	Asset Base. The Lazard Fund and William Blair Fund had net assets of approximately $471.85 million and $1.01 billion, respectively, as of June 30, 2025. Thus, if the Reorganization had been in effect on that date, the combined Fund (the “Combined Fund”) would have had net assets of approximately $1.48 billion (net of estimated transaction expenses).

●	Description of the Securities to be Issued. Class A Shareholders of the Lazard Fund will receive Class A shares of the William Blair Fund, and Class I Shareholders of the Lazard Fund will receive Class I shares of the William Blair Fund pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

●	Operating Expenses. Following the Reorganization, the total annual fund operating expense ratio and management fee for the William Blair Fund are expected to be lower than that of the Lazard Fund currently. After the Reorganization is complete, the management fee and the total annual fund operating expense of the Multi-Manager Fund will be the same for the Multi-Manager Fund as before the Reorganization, when it was the William Blair Fund. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

The maximum management fee for the Lazard Fund is equal to an annual rate of 0.600% of its average daily net assets, while the maximum management fee for the William Blair Fund is equal to an annual rate of 0.525% of its average daily net assets. The minimum management fee for the Lazard Fund is equal to an annual rate of 0.555% of its average daily net assets over $5 billion, while the minimum management fee for the William Blair Fund is equal to an annual rate of 0.460% of its average daily net assets over $5 billion. As of December 31, 2024, the actual management fees of the Lazard Fund and the William Blair Fund were 0.640% and 0.510% respectively. In addition, the maximum administrative fee for each of the Lazard Fund and the William Blair Fund is equal to an annual rate of 0.15% of its average daily net assets. As of December 31, 2024, the actual administrative fees of the Lazard Fund and the William Blair Fund were 0.15%. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●	Costs of Reorganization. Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the William Blair Fund. It is currently anticipated that approximately 71% of the Lazard Fund’s holdings will be transferred to the William Blair Fund in connection with the Reorganization and that, prior to the Reorganization, approximately 29% of the Lazard Fund’s holdings will be aligned or sold. Prior to the Reorganization, JNAM will likely use a transition manager to assist in the transition of the Lazard Fund. There is no tax impact to Contract Owners as a result of portfolio repositioning. Additionally, the repositioning is not expected to have a material impact on the performance of the Lazard Fund prior to the Reorganization. Following the Reorganization, the Lazard Fund will cease to exist and the Lazard Fund’s performance will not be reflected in the performance of the William Blair Fund. It is not expected that the William Blair Fund will revise any of its investment policies following the Reorganization to reflect those of the Lazard Fund. As described herein, it is anticipated that effective April 27, 2026, the William Blair Fund will be renamed the Multi-Manager Fund and will be managed in accordance with the investment policies and strategies of the Multi-Manager Fund. For more information about the Multi-Manager Fund, see “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors” and “Comparison of Fundamental Policies” below

The costs and expenses associated with the Reorganization relating to preparing, filing, printing, and mailing of related disclosure documents, and the costs and expenses related to obtaining a consent of an independent registered public accounting firm will be borne by JNAM whether or not the Reorganization is consummated. The costs and expenses associated with the Reorganization relating to the legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion, will be borne by the William Blair Fund whether or not the Reorganization is consummated. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.

Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $123,856 (0.03% of net assets) attributed to the Lazard Fund and $32,005 (0.01% of net assets) attributed to the William Blair Fund. Please see “Additional Information about the Reorganization” below for more information.

●	Federal Income Tax Consequences. The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Lazard Fund. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners regardless of the tax status of the Reorganization, and any dividends declared, allocations or distributions in connection with the Reorganization will not be taxable to Contract Owners. The Insurance Companies, as shareholders, and Contract Owners are urged to consult with their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund after giving effect to the Reorganization. The fee and expense information is presented as of December 31, 2024. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Lazard Fund		Acquiring Fund: William Blair Fund		Pro Forma William Blair Fund (assuming expected operating expenses following the Reorganization)[3]
	Class A	Class I	Class A	Class I	Class A	Class I
Management Fee	0.60%	0.60%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%	0.30%	0.00%	0.30%	0.00%
Other Expenses[1]	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses[2]	1.06%	0.76%	0.97%	0.67%	0.97%	0.67%
[1]	“Other Expenses” include an Administrative Fee of 0.15% for both Funds, which is payable to JNAM.
[2]	Expense information for the Lazard Fund has been restated to reflect current fees.
[3]	There will be no changes to the annual fund operating expenses for the William Blair Fund after it becomes the Multi-Manager Fund.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

●	You invest $10,000 in a Fund for the time periods indicated;
●	Your investment has a 5% annual return;
●	The Fund’s operating expenses remain the same as they were as of December 31, 2024; and
●	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Lazard Fund (Acquired Fund)
Class A	$108	$337	$585	$1,294
Class I	$78	$243	$422	$942
William Blair Fund (Acquiring Fund)
Class A	$99	$309	$536	$1,190
Class I	$68	$214	$373	$835
Pro Forma William Blair Fund (assuming expected operating expenses following the Reorganization)
Class A	$99	$309	$536	$1,190
Class I	$68	$214	$373	$835

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance. For the period ended June 30, 2025, the portfolio turnover rates for the Lazard Fund and the William Blair Fund were 7% and 44%, respectively, of the average value of each portfolio.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-adviser of the Lazard Fund with that of the William Blair Fund.

Acquired Fund	Acquiring Fund
Lazard Fund	William Blair Fund*
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Lazard Asset Management LLC	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser William Blair Investment Management, LLC

*It is proposed that the Board approve a name change for the William Blair Fund and the appointment of three additional sub-advisers. If approved by the Board, effective April 27, 2026, the William Blair Fund will be renamed the JNL Multi-Manager International Equity Fund and Causeway Capital Management LLC, Lazard, and WCM Investment Management, LLC will become sub-advisers to the Multi-Manager Fund alongside William Blair, who will remain a sub-adviser to the Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Lazard Fund with those of the William Blair Fund. The Funds have the same investment objectives. Both Funds seek long-term capital appreciation. The Funds have similar principal investment strategies. Both Funds are actively managed by a sub-adviser and invest primarily in equity securities of non-U.S. countries, including emerging market countries. Additionally, both Funds may invest in securities of companies of any size, but the Lazard Fund generally focuses on companies with a market capitalization of $3 billion or more, while the William Blair Fund seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Lazard Fund may also invest in preferred stocks, convertible securities, and American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts. The William Blair Fund does not have a corresponding strategy. The William Blair Fund’s investments are normally allocated among at least six different countries and no more than 50% of the William Blair Fund’s equity holdings may be invested in securities of issuers in one country at any given time, nor is the William Blair Fund permitted to invest more than 40% of its net assets in emerging markets, which includes every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries. The Lazard Fund does not have corresponding strategies. The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders.

The following table also compares the investment objectives and principal investment policies and strategies of each Fund against the Multi-Manager Fund.

For more detailed information about each Fund’s investment strategies and risks, see below and Appendix B.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund
Investment Objectives The investment objective of the Fund is to seek long-term capital appreciation.	Investment Objective The investment objective of the Fund is to seek long-term capital appreciation.	Investment Objective The investment objective of the Fund is to seek long-term capital appreciation.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund

Principal Investment Strategies

The Fund invests primarily in equity securities of non-U.S. companies, including those whose principal business activities are located in emerging market countries. The Fund seeks to achieve its objective primarily by investing in companies that Lazard Asset Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), considers to be quality growth businesses. By “quality” the Sub-Adviser means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment).

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair Investment Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes have above-average growth, profitability, and quality characteristics.

The Fund may invest up to 40% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the United States.

The Sub-Adviser considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if the Sub-Adviser believes the company can sustain its competitive advantage. The Sub-Adviser also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

The Fund principally invests in common stocks, but the Fund’s investments in equity securities also may include preferred stocks, convertible securities, and American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”).	The Sub-Adviser generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. The Sub-Adviser believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Fund’s equity investments include, but is not limited to, common stock of companies located outside the United States. and depositary receipts, traded on an exchange and in over-the-counter markets. The Fund’s investments in depositary receipts may include American, European, Canadian, and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs” and “GDRs,” respectively), and other similar securities. ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund
The Fund may invest in securities of companies across the capitalization spectrum but generally focuses on companies with a market capitalization of $3 billion or more.	The Sub-Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution.	The Fund may invest in securities of companies across the capitalization spectrum.
The Sub-Adviser considers a company to be a non-U.S. company if: (i) the company is organized under the laws of or is domiciled in a country other than the U.S. or maintains its principal place of business in a country other than the U.S.; or (ii) the securities of such company are traded principally on a non-U.S. market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the U.S. or that has at least 50% of its assets in countries other than the U.S.	The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan, and the markets of the Pacific Basin.

The Fund considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Fund generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, the Fund may invest a significant portion of its assets in the securities of companies in one or a few countries or regions.

The allocation of the Fund’s assets among geographical sectors may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions.	The Sub-Adviser will vary the Fund’s sector and geographic diversification based upon the Sub-Adviser’s ongoing evaluation of economic, market, and political trends throughout the world. In making decisions regarding country allocation, the Sub-Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors.	Four unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

Causeway Strategy

Causeway Capital Management LLC (“Causeway”) constructs the Causeway Strategy by investing primarily in equity securities of companies located outside the United States. The Causeway Strategy’s investments in equity securities include common stock, as well as preferred stock, and depositary receipts.

When investing the Causeway Strategy’s assets, Causeway’s proprietary computer model analyzes factors relating to valuation, sentiment, technical indicators, long-term growth, quality, and sustainability characteristics. The sustainability category is further subdivided into environmental (E), social (S), and governance (G) categories. Currently, the sustainability category receives a 20% weight in the model. For each stock, the weight assigned to the remaining five factors differs depending on its classification (for example, value, growth, momentum, or other classifications). The relative weights of these factors are sometimes referred to as “contextual weights.” Factors and their weights may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, Causeway’s fundamental research analysts review certain of the quantitative outputs to attempt to identify special issues, such as significant upcoming mergers and acquisitions or management changes, which may not be captured quantitatively.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund

Lazard Strategy

Lazard Asset Management LLC (“Lazard”) constructs the Lazard Strategy by investing primarily in equity securities of non-U.S. companies, including those whose principal business activities are located in emerging market countries. The Lazard Strategy invests in companies that Lazard considers to be quality growth businesses. By “quality,” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Lazard Strategy may invest in securities of companies across the capitalization spectrum but generally focuses on companies with a market capitalization of $3 billion or more. The Lazard Strategy principally invests in common stocks, but the Lazard Strategy’s investments in equity securities also may include preferred stocks, convertible securities, and ADRs, GDRs, and EDRs.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing primarily in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies that WCM believes to be undervalued because their businesses are out of favor and/or their stocks are undervalued in comparison to their intrinsic values, their peers, or their prospects for growth. Such companies may be located in developed, emerging market or frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or are included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier markets indices.

The equity securities in the WCM Strategy may include common stock and depositary receipts. The WCM Strategy’s investments in depositary receipts may include ADRs, EDRs, CDRs, and GDRs. The WCM Strategy will be managed pursuant to a “focused” strategy, whereby WCM typically invests in the equity securities of a small number of issuers.

A-10

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund

William Blair Strategy

William Blair Investment Management, LLC (“William Blair”) constructs the William Blair Strategy by investing primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair believes have above-average growth, profitability, and quality characteristics.

William Blair seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. In choosing investments, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. William Blair believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund
No corresponding strategy.	Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-70 securities).	No corresponding strategy.
No corresponding strategy.	No corresponding strategy.	The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include company risk, concentration risk, currency risk, emerging markets and less developed countries risk, equity securities risk, foreign securities risk, investment style risk, large-capitalization investing risk, managed portfolio risk, market risk, and mid-capitalization and small-capitalization investing risk. However, the Lazard Fund is also subject to depositary receipts risk, European investment risk, investment strategy risk, issuer risk, portfolio turnover risk, and stock risk, which are not principal risks of investing in the William Blair Fund. In addition, the principal risks of investing in the William Blair Fund include sector risk, which is not a principal risk of investing in the Lazard Fund.

The following table also compares the principal risks of an investment of each Fund against the Multi-Manager Fund.

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Risks	Lazard Fund	William Blair Fund	Multi-Manager Fund
China risk			X
Company risk	X	X	X
Concentration risk	X	X	X
Currency risk	X	X	X
Depositary receipts risk	X		X

	Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Risks	Lazard Fund	William Blair Fund	Multi-Manager Fund
Emerging markets and less developed countries risk	X	X	X
Equity securities risk	X	X	X
European investment risk	X		X
Foreign securities risk	X	X	X
Investing in China A Shares risk			X
Investment strategy risk	X		X
Investment style risk	X	X	X
Investing through Stock Connect risk			X
Issuer risk	X		X
Large-capitalization investing risk	X	X	X
Liquidity risk			X
Managed portfolio risk	X	X	X
Market risk	X	X	X
Mid-capitalization and small-capitalization investing risk	X	X	X
Portfolio turnover risk	X
Quantitative strategy risk			X
Sector risk		X	X
Stock risk	X		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the Lazard Fund with those of the William Blair Fund.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund
(1) The Fund is a “diversified company,” as such term is defined under the 1940 Act.	Same.	Same.
(2) The Fund will not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.	Same.
(4) The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).	Same.	Same.
(5) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).	The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Acquired Fund	Acquiring Fund	Acquiring Fund (effective April 27, 2026)
Lazard Fund	William Blair Fund	Multi-Manager Fund
(6) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.	Same.	Same.
(7) The Fund may not invest more than 15% of its net assets in illiquid securities.	Same.	Same.
(8) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.	Same.
(9) The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.*	Same.	Same.
*	Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index. For the William Blair Fund, performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown and, if such arrangements had not been in place, performance for those periods would have been lower. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar charts and tables below do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Effective December 31, 2024, for consistency with the Lazard Fund’s principal investment strategies, the Lazard Fund replaced the Morningstar® Developed Markets ex-North America Target Market Exposure Index℠ (Net) with the Morningstar® Global ex-US Target Market Exposure Index℠ (Net) as the Fund’s primary benchmark.

Performance prior to October 21, 2024, reflects the Lazard Fund’s results under the Fund’s prior investment strategy. The performance data for the Lazard Fund also includes the performance of the JNL/Lazard International Strategic Equity Fund, then a series of the Jackson Variable Series Trust, for periods before the Fund’s registration statement became effective.

Performance prior to April 25, 2022, reflects the William Blair Fund’s results when managed by the former sub-adviser, Invesco Advisers, Inc.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

Lazard Fund – Calendar Year Total Returns

(Acquired Fund)

Class A

Best Quarter (ended 6/30/2020): 17.67%; Worst Quarter (ended 3/31/2020): -23.09%

Class I

Best Quarter (ended 6/30/2020): 17.81%; Worst Quarter (ended 3/31/2020): -23.04%

William Blair Fund – Calendar Year Total Returns

(Acquiring Fund)

Class A

Best Quarter (ended 6/30/2020): 18.39%; Worst Quarter (ended 3/31/2020): -22.16%

Class I

Best Quarter (ended 6/30/2020): 18.47%; Worst Quarter (ended 3/31/2020): -22.06%

Acquired Fund – Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
Lazard Fund (Class A)	0.59%	3.17%	4.98%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.98%
Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	3.77%	4.82%	5.25%

Acquired Fund – Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Class (September 25, 2017)
Lazard Fund (Class I)	0.93%	3.48%	4.72%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.32%
Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	3.77%	4.82%	4.64%

Acquiring Fund – Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
William Blair Fund (Class A)	-0.95%	0.24%	2.76%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.98%

Acquiring Fund – Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
William Blair Fund (Class I)	-0.65%	0.56%	3.05%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	5.37%	4.33%	4.98%

Capitalization

The following table shows the capitalization of each Fund as of December 1, 2025, and of the William Blair Fund on a pro forma combined basis as of December 1, 2025 after giving effect to the Reorganization. The actual net assets of the Lazard Fund and the William Blair Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the William Blair Fund will be received by shareholders of Lazard Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the William Blair Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Lazard Fund (Acquired Fund) – Class A	$132,562,574	16.64	7,967,642
William Blair Fund (Acquiring Fund) – Class A	$524,289,092	13.01	40,302,749
Adjustments	$(66,245) (a)	0	2,218,798 (b)
Pro forma William Blair Fund – Class A (following the Reorganization)	$656,785,421	13.01	50,489,189
Lazard Fund (Acquired Fund) – Class I	$311,317,925	16.76	18,575,705
William Blair Fund (Acquiring Fund) – Class I	$443,527,471	14.07	31,523,428
Adjustments	$(111,616) (a)	0	3,544,484 (b)
Pro forma William Blair Fund – Class I (following the Reorganization)	$754,733,780	14.07	53,643,617
(a)	The costs and expenses associated with the Reorganization relating to preparing, filing, printing, and mailing of related disclosure documents, and the costs and expenses related obtaining a consent of an independent registered public accounting firm will be borne by JNAM whether or not the Reorganization is consummated. The costs and expenses associated with the Reorganization relating to the legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion, will be borne by the Acquiring Fund whether or not the Reorganization is consummated. Such legal fees are estimated to be $22,000 (0.002% of net assets). No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. It is currently anticipated that approximately 71% of the Acquired Fund’s holdings will be transferred to the Acquiring Fund in connection with the Reorganization and that, prior to the Reorganization, approximately 29% of the Acquired Fund’s holdings will be aligned or sold. Prior to the Reorganization, JNAM will likely use a transition manager to assist in the transition of the Acquired Fund. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization. Such Transaction Costs are estimated to be $123,856 (0.03% of net assets) attributed to the Acquired Fund and $32,005 (0.01% of net assets) attributed to the Acquiring Fund.
(b)	The adjustment to the pro forma shares outstanding number represents an increase in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Lazard Fund by the William Blair Fund. If the Reorganization had taken place on December 1, 2025, shareholders of the Lazard Fund would have received 10,186,440 and 22,120,189 Class A and Class I shares, respectively, of the William Blair Fund.

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the Lazard Fund.

*          *          *          *          *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

The assets of the Acquired Fund will be acquired by, and in exchange for, Class A and Class I shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A and Class I shares of the Acquiring Fund distributed to the Class A and Class I shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class I Acquired Fund Shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 24, 2026, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and the Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share proportionally (according to the net asset value of their shares of the Acquiring Fund) in the net assets of the Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

The Trust currently offers two classes of shares, Class A and Class I shares, for the Acquired Fund and the Acquiring Fund. Each series of the Trust has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, Class A shares of the Acquired Fund and Acquiring Fund are charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the respective Fund. Because these distribution/service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. Class I shares are not charged a Rule 12b-1 fee.

Board Considerations

At a meeting of the Board held on December 10-11, 2025 (the “Board Meeting”), the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the reorganization of the Acquired Fund, a series of the Trust, into the Acquiring Fund, also a series of the Trust (the “Reorganization”). Before approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present.

The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain non-qualified plans. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund in an effort to achieve additional economies of scale for beneficial owners of the Acquired Fund. The Board noted that the objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. Thus, the Board considered the recommendation of JNAM to merge the Acquired Fund into the Acquiring Fund given the Funds have the same investment objective and similar investment strategies and the proposed Multi-Manager Fund will retain Lazard and William Blair as sub-advisers, through the appointment of Lazard as a sub-adviser to a new sleeve of the Multi-Manager Fund. The Board also considered JNAM belief that the existing shareholders of the Acquired Fund will benefit from a more diversified portfolio and a historically more consistent return profile, at a reduced expense, achieved through the Reorganization with the Acquiring Fund and subsequent renaming and appointment of additional sub-advisers to the Multi-Manager Fund.

The Board considered a number of principal factors presented at the time of the Board Meeting in reaching its determinations, including the following:

●	Investment Objectives and Investment Strategies. The Board considered that the Reorganization will permit the Contract Owners and others with beneficial interest in the Acquired Fund to continue to invest in a professionally managed international growth fund with similar investment goals, noting that the Funds have the same investment objective and similar investment strategies. The Board also considered management’s statement that existing shareholders of the Acquired Fund will benefit from the addition of the two additional sub-advisers in the multi-manager structure, WCM and Causeway, who have demonstrated a strong and proven track record for their respective strategies and will help further diversify the Multi-Manager Fund’s style and portfolio holdings. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

●	Operating Expenses. The Board considered that the Reorganization is expected to result in a Combined Fund with a total annual fund operating expense ratio and management fee that are expected to be lower than those of the Acquired Fund currently. The Board further noted that the Acquiring Fund’s total annual fund operating expense ratio and management fee are expected to remain the same as a result of the Reorganization. The Board also considered that there will be no changes to the advisory fee schedule for the Acquiring Fund or the William Blair sub-advisory fee schedule when the Acquiring Fund becomes the Multi-Manager Fund on April 27, 2026. There will however be additional sub-advisory fee schedules for Causeway, Lazard, and WCM for the Multi-Manager Fund, effective April 27, 2026. The Board considered that JNAM pays sub-advisory fees from its advisory fees. See “Comparative Fee and Expense Tables.”

●	Larger Asset Base. The Board considered that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently. The Board noted that as of September 30, 2025, the Acquired Fund had assets of approximately $467.45 million as compared to assets of $998.20 million for the Acquiring Fund. The Board considered that reorganizing the Acquired Fund into the Acquiring Fund offers Contract Owners and other investors the ability to benefit from economies of scale.

●	Performance. The Board considered the Funds’ Class A shares performance, noting that the Acquiring Fund has had a better performance track record than the Acquired Fund for the quarter, year-to-date, and one-year periods ended September 30, 2025, while the Acquired Fund had a better performance track record than the Acquiring Fund for the three-, five- and ten-year periods ended September 30, 2025. The Board noted that during the 2024 calendar year, the Acquiring Fund returned -0.95%, while the Acquired Fund returned 0.59%. The Board also noted that the Acquired Fund had better performance than the Acquiring Fund for all calendar years since 2021.

●	Investment Adviser and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and many of the same service providers, with the exception of having different sub-advisers. Specifically, the Board considered that the Acquired Fund is sub-advised by Lazard, and that the sub-adviser for the Acquiring Fund is William Blair. See “Comparison of Investment Adviser and Sub-Advisers.” The Board also noted that State Street Bank & Trust Company is the custodian for both Funds. The Board also considered that the transfer agent for the Acquiring Fund, JNAM, and the Distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC (“JNLD”), are the same as for the Acquired Fund and will remain the same immediately after the Reorganization.

The Board considered that it is currently anticipated that William Blair will continue to sub-advise the Acquiring Fund after the Reorganization, and that after the Reorganization, the Acquiring Fund will be renamed the Multi-Manager Fund and Causeway, Lazard, and WCM will be appointed as sub-advisers to the Multi-Manager Fund, alongside William Blair.

●	Federal Income Tax Consequences. The Board considered that the Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract Owners.

●	Costs of Reorganization. The Board considered that the costs and expenses associated with the Reorganization relating to preparing, filing, printing, and mailing of related disclosure documents, and the costs and expenses related obtaining a consent of an independent registered public accounting firm will be borne by JNAM whether or not the Reorganization is consummated. The costs and expenses associated with the Reorganization relating to the legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion, will be borne by the Acquiring Fund whether or not the Reorganization is consummated. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The Board considered that it is currently anticipated that approximately 71% of the Acquired Fund’s holdings will be transferred to the Acquiring Fund in connection with the Reorganization and that, prior to the Reorganization, approximately 29% of the Acquired Fund’s holdings will be aligned or sold and the resulting proceeds invested in accordance with the Acquiring Fund’s principal investment strategies. The Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization. Such Transaction Costs are estimated to be $123,856 (0.03% of net assets) attributed to the Acquired Fund and $32,005 (0.01% of net assets) attributed to the Acquiring Fund.

In summary, in determining whether to approve the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies, and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the U.S. federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors. The Board did not determine any considerations related to the Reorganization to be adverse.

JNAM also advised the Board that the Trust’s Declaration of Trust, By-Laws, and applicable state law do not require shareholder approval of the Reorganization. Moreover, JNAM advised the Board that Rule 17a-8 under the 1940 Act allows for the Reorganization without the need for shareholder approval because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of the Acquired Fund and the Acquiring Fund, and there is no material difference between the respective advisory contracts.

The Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and Acquiring Fund and that the interests of the Acquired Fund’s and Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. The Board voted unanimously to approve the Reorganization. In addition, the Board determined that, because applicable legal requirements do not require shareholder approval under these circumstances, the Acquired Fund’s shareholders would not be asked to vote on the Reorganization.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

As a condition to the consummation of the Reorganization, each Fund will have received one or more opinions of Ropes & Gray LLP, dated on or before the effective date of the Reorganization, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, the Reorganization will not be a taxable event for Contract Owners whose contract values are determined by investment in shares of the Acquired Fund. The opinion will be based on certain factual certifications made by officers of the Funds, the Adviser and the Insurance Companies offering the Contracts, and will also be based on reasonable assumptions.

None of the Trust, the Acquired Fund, or the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of the Trust

This section provides information about the Trust, the Adviser, and the sub-advisers for the Funds.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company. Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board. Each Fund is a series of the Trust.

The Adviser

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Under the Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by the Funds will be exercised. JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to the sub-adviser.

JNAM plays an active role in advising and monitoring each Fund and sub-adviser. When appropriate, JNAM recommends to the Board potential sub-advisers for a Fund. For those Funds managed by a sub-adviser, JNAM monitors each sub-adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives. JNAM also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each sub-adviser. In addition, JNAM obtains detailed, comprehensive information concerning each Fund’s and sub-adviser’s performance and Fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in each Fund’s Prospectus.

Management Fees

As compensation for its advisory services, JNAM receives a fee from the Trust computed separately for the Funds, accrued daily and payable monthly.  The fee JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for each Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee the Fund paid to JNAM for the fiscal year ended December 31, 2024. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Assets as of December 31, 2024
Lazard Fund[1]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.600% 0.575% 0.565% 0.555%	0.64%
William Blair Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.525% 0.500% 0.480% 0.470% 0.460%	0.51%
[1]	Advisory fee rate schedule is as of October 21, 2024, when the Fund’s new advisory fee schedule became effective.

A discussion of the basis for the Board’s approval of the Investment Advisory and Management Agreement is available in the Trust’s N-CSR filing for the period ended December 31, 2024 and will be available in the Trust’s N-CSR filing for the year ended December 31, 2025.

JNAM selects, contracts with, and compensates the sub-advisers to manage the investment and reinvestment of the assets of the Funds. JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of the Funds, reviews the performance of the sub-advisers, and reports periodically on such performance to the Board. Under the terms of each of the sub-advisory agreements, the sub-adviser is responsible for supervising and managing the investment and reinvestment of the assets of the assigned Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of JNAM and the Board.  The sub-advisers formulate a continuous investment program for an assigned Fund consistent with the Fund’s investment strategies, objectives and policies outlined in its Prospectus.  Each sub-adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board with respect to the implementation of such programs. As compensation for its sub-advisory services, each sub-adviser receives a fee from JNAM, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the applicable Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have received an exemptive order (the “Order”) that allows JNAM to hire, replace or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.  However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. Under the terms of the Order, if a new sub-adviser is hired by JNAM, the affected Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within ninety (90) days of the change. The Order allows the Funds to operate more efficiently and with greater flexibility. JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that the sub-advisers or the Funds will obtain favorable results at any given time.

As compensation for the services for their respective Funds, the sub-adviser to the Acquired Fund, Lazard, and the sub-adviser to the Acquiring Fund, William Blair, each receive a sub-advisory fee that is payable by JNAM. The following table shows the amount of sub-advisory fees that JNAM paid the sub-advisers (out of JNAM’s advisory fees) for the services provided by the respective sub-advisers for the fiscal year ended December 31, 2024:

Fund	Aggregate Fees Paid to Sub-Advisers
	Dollar Amount	As a Percentage of Average Daily Net Assets as of December 31, 2024
Lazard Fund	$1,899,036	0.39%
William Blair Fund	$2,777,861	0.27%

A discussion of the basis for the Board’s approval of the sub-advisory agreements is available in the Trust’s N-CSR filing for the year ended December 31, 2024 and will be available in the Trust’s N-CSR filing for the period ended December 31, 2025.

Additionally, a discussion of the basis for the Board’s approval of the sub-advisory agreements appointing Causeway, Lazard, and WCM as co-sub-advisers to the Multi-Manager Fund will be available in the Trust’s N-CSR filing for the period ended December 31, 2025.

In addition to the investment advisory fee, each Fund currently pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of each Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Lazard Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%
William Blair Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in each Fund.

The Sub-Advisers

The sub-adviser to the Acquired Fund is Lazard. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients which a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the Trust’s Statement of Additional Information.

Lazard Fund (Acquired Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112 Portfolio Managers Louis Florentin-Lee Barnaby Wilson, CFA Robert Failla, CFA

Louis Florentin-Lee is a Managing Director and portfolio manager/analyst on various Global and International teams. Mr. Florentin-Lee joined Lazard in 2004 and has been working in the investment field since 1996.

Barnaby Wilson, CFA is a Managing Director and portfolio manager/analyst on various Global and International teams. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Robert Failla, CFA is a Managing Director and portfolio manager/analyst on the International Quality Growth team. Mr. Failla joined Lazard in 2003 and has been working in the investment field since 1993.

The sub-adviser to the Acquiring Fund is William Blair. William Blair is located at 150 North Riverside Plaza, Chicago, Illinois 60606. William Blair is a global investment firm registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”), a firm that was founded in 1935 and is registered with the SEC as both an investment adviser and a securities broker-dealer. William Blair and William Blair & Company (each of which is a privately held company) are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by certain William Blair and William Blair & Company employees.

The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information.

William Blair Fund (Acquiring Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, Illinois 60606 Portfolio Managers Alaina Anderson, CFA Simon Fennell Chandan Khanna

Alaina Anderson, CFA, is a Partner of William Blair. Ms. Anderson has co-managed William Blair’s International Leaders strategy since 2021. Ms. Anderson has managed William Blair’s International Leaders ADR strategy since 2019. Before that, Ms. Anderson covered multiple sectors as a research analyst for William Blair, including the Consumer and Health Care sectors, along with her most recent responsibilities covering real assets companies. Before joining William Blair in 2006, Ms. Andersen was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection and monitoring for the foundation’s U.S., non-U.S., and hedge fund portfolios. Before joining the MacArthur Foundation, Ms. Andersen was an investor relations consultant with Ashton Partners and a financial advisor with UBS Painewebber. She is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania and an M.B.A. from the University of Chicago’s Booth School of Business.

Simon Fennell is a Partner of William Blair. Mr. Fennell has co-managed William Blair’s International Growth strategy since 2013, its Institutional International Growth strategy since 2013, its International Leaders strategy since 2013 and its International Small Cap Growth strategy since 2017 along with associated separate accounts and commingled fund portfolios. He joined William Blair in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Chandan Khanna is an Associate of William Blair, has co-managed the William Blair Global Leaders Fund since 2025 and the International Leaders Fund since 2026. Before joining William Blair in 2025, Mr. Khanna was a Senior Partner and Portfolio Manager at Eighteen48 Partners, a boutique investment firm based in London, where he managed a global equity strategy from 2020 to 2025. Before joining Eighteen48 Partners, he was a Managing Director and Portfolio Manager with Rezayat Investments from 2015 to 2020. Prior to that, Mr. Khanna was a Vice President and Investment Manager at Capital Group from 2008 to 2015. He also worked in investment banking at Morgan Stanley from 2004 through 2006 and as an associate at KPMG from 1999 through 2004. Mr. Khanna has also qualified as a Chartered Accountant. Education: M.B.A., Institut Européen d’Administration des Affaires.

The proposed sub-advisers to the Multi-Manager Fund are Causeway, Lazard, WCM, and William Blair. Each sub-adviser will manage a sleeve of the Fund.

Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025.

Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients which a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

WCM is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

William Blair is located at 150 North Riverside Plaza, Chicago, Illinois 60606. William Blair is a global investment firm registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”), a firm that was founded in 1935 and is registered with the SEC as both an investment adviser and a securities broker-dealer. William Blair and William Blair & Company (each of which is a privately held company) are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by certain William Blair and William Blair & Company employees.

The following table describes the Multi-Manager Fund’s sub-advisers, portfolio managers, and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information.

Multi-Manager Fund
Sub-Advisers & Portfolio Managers	Portfolio Managers’ Business Experience

Causeway Capital Management LLC

11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025

Portfolio Managers

Joe Gubler, CFA

Arjun Jayaraman, PhD, CFA

MacDuff Kuhnert, CFA

Mozaffar Khan, PhD

Ryan Meyers

Joe Gubler, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in April 2005. From 2002 to April 2005, Mr. Gubler worked as director of engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a graduate research assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. Mr. Gubler is a CFA charterholder.

Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at Causeway. He has been a portfolio manager at Causeway since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business), and is a CFA charterholder.

MacDuff Kuhnert, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for Hotchkis & Wiley division of -Merrill Lynch Investment Managers, L.P. as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.

Mozaffar Khan, PhD, is a director of Causeway, the director of Sustainability Research, and performs quantitative research. He joined Causeway in April 2017. From 2010 to 2017, Dr. Khan held various appointments at the University of Minnesota, most recently as the Honeywell professor of accounting. From 2014 to 2016, Dr. Khan taught at Harvard Business School where he was the James M. Collins visiting associate professor of business administration. From 2005 to 2010, Dr. Khan was an assistant professor at MIT Sloan School of Management. Dr. Khan has a MA in Economics from Wichita State University and a PhD in accounting from the University of Toronto.

Ryan Myers is a director of Causeway and performs quantitative research. He joined Causeway in June 2013. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group. Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group. Mr. Myers earned a BA, magna cum laude, in economics from Harvard University, where he was elected to Phi Beta Kappa. Mr. Myers earned an MBA from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112 Portfolio Managers Louis Florentin-Lee Barnaby Wilson, CFA Robert Failla, CFA

Louis Florentin-Lee is a Managing Director and portfolio manager/analyst on various Global and International teams. Mr. Florentin-Lee joined Lazard in 2004 and has been working in the investment field since 1996.

Barnaby Wilson, CFA is a Managing Director and portfolio manager/analyst on various Global and International teams. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Robert Failla, CFA is a Managing Director and portfolio manager/analyst on the International Quality Growth team. Mr. Failla joined Lazard in 2003 and has been working in the investment field since 1993.

WCM Investment Management, LLC 281 Brooks Street Laguna Beach, California 92651 Portfolio Managers Andrew Wiechert Drew French Rob Quirk, CFA

Andrew Wiechert is a Portfolio Manager. Mr. Wiechert joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research.

Drew French is a Portfolio Manager. Mr. French joined WCM in 2013. He is a member firm’s Investment Strategy Group (ISG) and primary responsibilities include portfolio management and equity research.

Rob Quirk, CFA, is a Portfolio Manager. Mr. Quirk joined WCM in 2018. His primary responsibilities include portfolio management and equity research.

William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, Illinois 60606 Portfolio Managers Alaina Anderson, CFA Simon Fennell Chandan Khanna

Alaina Anderson, CFA, is a Partner of William Blair. Ms. Anderson has co-managed William Blair’s International Leaders strategy since 2021. Ms. Anderson has managed William Blair’s International Leaders ADR strategy since 2019. Before that, Ms. Anderson covered multiple sectors as a research analyst for William Blair, including the Consumer and Health Care sectors, along with her most recent responsibilities covering real assets companies. Before joining William Blair in 2006, Ms. Andersen was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection and monitoring for the foundation’s U.S., non-U.S., and hedge fund portfolios. Before joining the MacArthur Foundation, Ms. Andersen was an investor relations consultant with Ashton Partners and a financial advisor with UBS Painewebber. She is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania and an M.B.A. from the University of Chicago’s Booth School of Business.

Simon Fennell is a Partner of William Blair. Mr. Fennell has co-managed William Blair’s International Growth strategy since 2013, its Institutional International Growth strategy since 2013, its International Leaders strategy since 2013 and its International Small Cap Growth strategy since 2017 along with associated separate accounts and commingled fund portfolios. He joined William Blair in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Chandan Khanna is an Associate of William Blair, has co-managed the William Blair Global Leaders Fund since 2025 and the International Leaders Fund since 2026. Before joining William Blair in 2025, Mr. Khanna was a Senior Partner and Portfolio Manager at Eighteen48 Partners, a boutique investment firm based in London, where he managed a global equity strategy from 2020 to 2025. Before joining Eighteen48 Partners, he was a Managing Director and Portfolio Manager with Rezayat Investments from 2015 to 2020. Prior to that, Mr. Khanna was a Vice President and Investment Manager at Capital Group from 2008 to 2015. He also worked in investment banking at Morgan Stanley from 2004 through 2006 and as an associate at KPMG from 1999 through 2004. Mr. Khanna has also qualified as a Chartered Accountant. Education: M.B.A., Institut Européen d’Administration des Affaires.

The allocations for the Multi-Manager Fund will be made by JNAM. The individuals responsible for application of the Multi-Manager Fund’s strategy, executing trades and allocation of capital to the various strategies of the Multi-Manager Fund will be William Harding, Sean Hynes, Mark Pliska , and Kyle Ottwell .

Multi-Manager Fund
Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
Jackson National Asset Management, LLC 225 West Wacker Drive Chicago, Illinois 60606 Portfolio Managers William Harding, CFA Sean Hynes, CFA, CAIA Mark Pliska, CFA Kyle Ottwell, CFA, CAIA

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Kyle Ottwell, CFA, CAIA, is Director, Investment Management for JNAM. Mr. Ottwell is responsible for manager research, portfolio construction, and asset allocation of Funds, joining the Investment Management team in October 2013. Mr. Ottwell originally joined JNAM in June of 2007 as a Fund Accountant, rising to the Supervisor position. Prior to JNAM he worked as a fund accountant for State Street. Mr. Ottwell holds a Bachelor of Science degree in Finance & Banking/Real Estate from the University of MissouriColumbia. He is a CFA and CAIA charterholder.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Funds have two classes of shares, Class A and Class I. As discussed in “Distribution Arrangements” below, the Class A shares of the Funds are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Under the multi-class structure, the Class A shares and Class I shares of the Funds represent interests in the same portfolio of securities and are substantially the same except for “class expenses.”

The expenses of the Funds are borne by each class of shares based on the net assets of the Fund attributable to each Class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expenses that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or Contract Owners funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Distribution Arrangements

JNLD (or the “Distributor”), 300 Innovation Dr., Franklin, Tennessee 37067 is the principal underwriter of the Funds of the Trust. JNLD is an indirect, wholly owned subsidiary of Jackson. JNLD is responsible for promoting sales of each Fund’s shares. The Distributor also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries. On behalf of the Funds, the Trust has adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, an Amended and Restated Distribution Plan (“Plan”) with respect to the Class A shares of each Fund. The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan. Under the Plan, each Fund pays a Rule 12b-1 fee to JNLD, as principal underwriter, at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  To the extent consistent with the Plan and applicable law, the Distributor may use the Rule 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The Distributor and/or an affiliate have the following relationships with one or more of the sub-advisers and/or their respective affiliates:

●	The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which those sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.

●	The Distributor acts as distributor of variable insurance contracts and variable life insurance policies issued by the Insurance Companies. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the Prospectus or statement of additional information for the variable insurance contracts and variable life insurance policies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts of the Insurance Companies and series, including fund of funds, of registered investment companies in which either or both of the Insurance Companies invest may purchase shares of the Funds. You may invest indirectly in the Funds through your purchase of a variable annuity or life insurance contract issued by Separate Accounts of the Insurance Companies that invests directly, or through a fund of funds, in these Funds. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable Separate Account through which you invest indirectly. If an investor invests in the Funds under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment in Trust Shares

Shares of the Funds are presently offered only to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts, to non-qualified retirement plans, other regulated investment companies, other affiliated funds and to Jackson. The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company. Shares of the Funds are not available to the general public for direct purchase.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge.

The Funds are managed by sub-advisers who manage publicly available mutual funds that have similar names and investment objectives. While the Funds may be similar to or modeled after publicly available mutual funds, Contract Owners should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The price of each Fund’s shares is based on its NAV. The NAV of each Fund’s shares is generally determined by JNAM once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time, Monday through Friday). However, consistent with legal requirements, calculation of each Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act.  The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV. Generally, the value of exchange-listed or exchange-traded securities is based on their respective market prices, and fixed income securities are valued based on prices provided by an independent pricing service. Current NAV per share of the Fund’s classes may be obtained by calling 1-800-644-4565 (Jackson National Customer Care).

Domestic fixed-income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

The Board, on behalf of each Fund, has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of each Fund. Further, the Board has designated JNAM as the Valuation Designee. As the Valuation Designee, the Adviser has established a valuation committee and adopted procedures and guidelines pursuant to which JNAM determines the “fair value” of a security for which market quotations are not readily available or are determined to be not reflective of market value. Under these procedures, the “fair value” of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

JNAM has established a valuation committee to review fair value determinations pursuant to the Trust’s “Valuation Policies and Procedures” and “Valuation Guidelines.” The valuation committee will also review the value of restricted securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price is not reflective of the market value (e.g. disorderly market transactions). In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the valuation committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the valuation committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The Funds may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”). Accordingly, the Trust’s procedures for valuing of portfolio securities also authorize JNAM to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV. When fair valuing foreign equity securities, JNAM adjusts the closing prices of foreign portfolio equity securities based upon pricing models provided by an independent pricing service in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

JNAM will “fair value” securities held by a Fund if it determines that a “significant event” has occurred. Under the Trust’s valuation procedures, a “significant event” affecting a single issuer might include, but is not limited to, an announcement by the issuer, a competitor, a creditor, a major holder of the issuer’s securities, a major customer or supplier, or a governmental, regulatory or self-regulatory authority relating to the issuer, the issuer’s products or services, or the issuer’s securities, and a “significant event” affecting multiple issuers might include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

Fund shares may only be purchased by Separate Accounts of the Insurance Companies, the Insurance Companies themselves, non-qualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”   The Funds are not intended to serve as vehicles for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the Insurance Companies. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred. The “fair value” pricing policy is described under “Investment in Trust Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Funds.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on the Insurance Companies to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson National’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Share Redemption

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

●	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
●	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

●	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of each Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, JNAM will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

Redemptions will generally be in the form of cash, although a Fund reserves the right to redeem in kind from or to another Fund or an unaffiliated fund.  If a Fund redeems shares in kind from another Fund or from an unaffiliated fund, it may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and net realized capital gains, if any, no less frequently than annually.

For each Fund, distributions other than in redemption of Fund shares, if any, are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquired Fund has elected and intends to qualify and be eligible for treatment as a “regulated investment company” (also known as a “RIC”) under Subchapter M of the Code through the Closing Date of the Reorganization.  The Acquiring Fund has elected and intends to continue to qualify and be eligible for treatment as a RIC.  As a RIC, each Fund has and intends to continue to distribute all its net investment income and net capital gains to shareholders no less frequently than annually and, therefore, has not been and does not expect to be required to pay any federal income or excise taxes.  The interests in the Funds are generally owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust, which are partnerships for U.S. federal income tax purposes.

Each Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies for treatment as a RIC.

Because the shareholders of the Funds are Separate Accounts of variable insurance contracts and certain partnerships, the owners of which are Separate Accounts, there are no tax consequences to those shareholders from buying, holding, exchanging, and selling shares of the Funds, provided certain requirements are met.  Distributions from the Funds are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Funds currently comply and intend (and the Acquiring Fund and Multi-Manager Fund, as applicable, intend to continue, after the Closing Date) to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and sub-advisory agreements require the Funds to be operated in compliance with these diversification requirements.  The sub-advisers may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations. The following tables provide selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period. The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s N-CSR filing. The information for the period ended June 30, 2025 has not been audited. The unaudited interim financial statements as of June 30, 2025 reflect all adjustments which are, in the opinion of management, of a normal recurring nature and necessary for a fair statement of the results for the interim period presented. Each Fund’s financial statements are included in the Trust’s N-CSR filings, which are available upon request.

JNL Series Trust – Acquired Fund and Acquiring Fund

Financial Highlights

For a Share Outstanding

The information for the period ended June 30, 2025 has not been audited.

		Increase (decrease) from investment operations			Distributions from				Supplemental data		Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/Lazard International Quality Growth Fund (Acquired Fund)
Class A
06/30/25	15.06	0.07	1.62	1.69	—	—	16.75	11.22	134,712	7	1.05	1.05	0.92
12/31/24	15.43	0.13	(0.02)	0.11	(0.48)	—	15.06	0.59	124,173	131	1.10	1.10	0.80
12/31/23	13.41	0.16	2.04	2.20	(0.18)	—	15.43	16.51	127,476	40	1.10	1.12	1.09
12/31/22	17.14	0.16	(3.08)	(2.92)	(0.37)	(0.44)	13.41	(17.09)	104,439	45	1.14	1.15	1.08
12/31/21	16.22	0.17	0.87	1.04	(0.07)	(0.05)	17.14	6.42	115,951	28	1.15	1.15	0.99
12/31/20	14.42	0.11	1.77	1.88	(0.08)	—	16.22	13.03	76,966	44	1.16	1.16	0.80

Class I
06/30/25	15.13	0.10	1.62	1.72	—	—	16.85	11.37	337,135	7	0.75	0.75	1.22
12/31/24	15.49	0.18	(0.02)	0.16	(0.52)	—	15.13	0.93	344,291	131	0.80	0.80	1.10
12/31/23	13.46	0.21	2.04	2.25	(0.22)	—	15.49	16.82	369,717	40	0.80	0.82	1.40
12/31/22	17.20	0.21	(3.10)	(2.89)	(0.41)	(0.44)	13.46	(16.85)	358,431	45	0.84	0.85	1.43
12/31/21	16.26	0.24	0.85	1.09	(0.10)	(0.05)	17.20	6.72	351,431	28	0.85	0.85	1.40
12/31/20	14.45	0.12	1.81	1.93	(0.12)	—	16.26	13.40	364,495	44	0.86	0.86	0.90

JNL/William Blair International Leaders Fund (Acquiring Fund)
Class A
06/30/25	10.89	0.07	1.72	1.79	—	—	12.68	16.44	549,653	44	0.97	0.97	1.25
12/31/24	11.03	0.06	(0.16)	(0.10)	(0.04)	—	10.89	(0.95)	514,060	73	0.97	0.97	0.48
12/31/23	9.77	0.05	1.21	1.26	—	—	11.03	12.90	619,343	44	0.97	0.97	0.51
12/31/22	15.69	0.07	(3.95)	(3.88)	(0.22)	(1.82)	9.77	(25.10)	612,250	144	0.97	0.97	0.53
12/31/21	15.25	0.08	0.86	0.94	(0.19)	(0.31)	15.69	6.20	893,543	38	0.98	0.98	0.53
12/31/20	13.90	0.08	1.82	1.90	(0.30)	(0.25)	15.25	13.78	907,695	57	0.98	0.98	0.58

Class I
06/30/25	11.75	0.10	1.84	1.94	—	—	13.69	16.51	463,183	44	0.67	0.67	1.55
12/31/24	11.90	0.10	(0.17)	(0.07)	(0.08)	—	11.75	(0.65)	461,674	73	0.67	0.67	0.77
12/31/23	10.52	0.09	1.30	1.39	(0.01)	—	11.90	13.26	205,086	44	0.67	0.67	0.80
12/31/22	16.70	0.11	(4.20)	(4.09)	(0.27)	(1.82)	10.52	(24.82)	194,427	144	0.67	0.67	0.82
12/31/21	16.20	0.14	0.90	1.04	(0.23)	(0.31)	16.70	6.48	269,901	38	0.68	0.68	0.81
12/31/20	14.73	0.12	1.94	2.06	(0.34)	(0.25)	16.20	14.15	274,534	57	0.68	0.68	0.85

Outstanding Shares and Principal Shareholders

As of January 31, 2026 (the “Record Date”), the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust organized as funds-of-funds, and certain non-qualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date.

Fund	Total Number of Outstanding Shares
Lazard Fund (Class A)	9,063,100.223
Lazard Fund (Class I)	17,276,847.592

As of the Record Date, January 31, 2026, the following person(s) owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Lazard Fund – Class I Shares
Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL/JPMorgan Managed Growth Fund 1 Corporate Way Lansing, Michigan 48951	38.11%	38.70%
JNL/JPMorgan Managed Moderate Growth Fund 1 Corporate Way Lansing, Michigan 48951	27.68%	27.51%
JNL/JPMorgan Managed Aggressive Growth Fund 1 Corporate Way Lansing, Michigan 48951	26.47%	21.88%

*          *          *          *          *

APPENDIX A

PLAN OF REORGANIZATION

JNL SERIES TRUST

JNL/Lazard International Quality Growth Fund

JNL/William Blair International Leaders Fund

This Plan of Reorganization has been entered into on April 24, 2026, by JNL SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNL/Lazard International Quality Growth Fund (the “Acquired Fund”) and its JNL/WILLIAM BLAIR INTERNATIONAL LEADERS FUND (the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that participation in the transaction described herein is in the best interests of the Acquired Fund and the Acquiring Fund, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article II, Section 2.1 of the Trust’s Amended and Restated Declaration of Trust, dated September 25, 2017 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

NOW, THEREFORE, all the assets, liabilities, and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.	The Closing Date shall be April 24, 2026, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.	The obligations of the Acquired Fund and the Acquiring Fund to complete the transaction described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, for U.S. federal income tax purposes, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules, and court decisions, and assuming, among other assumptions, that the variable annuity contracts or variable life insurance policies funded by insurance company separate accounts that hold shares of the Funds (for purposes of this paragraph, each a “contract” and collectively, the “contracts”) and the insurance companies issuing the contracts are properly structured under Subchapter L of the Code, the Reorganization will not be a taxable event for contract owners (the “Tax Opinion”). The Tax Opinion will be based on certain factual certifications made by officers of the Trust, on behalf of each Fund and will also be based on reasonable assumptions. The Tax Opinion may state that it is not a guarantee that the tax consequences of the Reorganization will be as described above, and that there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

3.	On or before the Closing Date, and before effecting the Reorganization described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

A-1

4.	In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding share class of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.	For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

6.	Upon completion of the foregoing transaction (and, notwithstanding anything to the contrary herein, within 24 months of the date hereof), the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

7.	The costs and expenses associated with the Reorganization relating to preparing, filing, printing, and mailing of related disclosure documents, and the costs and expenses relating to obtaining a consent of an independent registered public accounting firm, will be borne by Jackson National Asset Management, LLC (“JNAM”) whether or not the Reorganization is consummated. No sales or other charges will be imposed on contract owners in connection with the Reorganization. The costs and expenses associated with the Reorganization relating to the legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the Tax Opinion, will be borne by the Acquiring Fund whether or not the Reorganization is consummated.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Acquired Fund or the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the Trust, on behalf of the Acquired Fund and Acquiring Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Chief Legal Officer, and Secretary

Acknowledged and agreed to with respect to Paragraph 7 above:

Jackson National Asset Management, LLC

By:
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

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APPENDIX B

More Information on Strategies and Risk Factors

Acquired Fund

JNL/Lazard International Quality Growth Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation.

Principal Investment Strategies. The Fund invests primarily in equity securities of non-U.S. companies, including those whose principal business activities are located in emerging market countries. The Fund seeks to achieve its objective primarily by investing in companies that Lazard Asset Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), considers to be quality growth businesses. By “quality” the Sub-Adviser means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). The Sub-Adviser considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if the Sub-Adviser believes the company can sustain its competitive advantage. The Sub-Adviser also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

The Fund principally invests in common stocks, but the Fund’s investments in equity securities also may include preferred stocks, convertible securities, and American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)). The Fund may invest in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or more.

The Sub-Adviser considers a company to be a non-U.S. company if: (i) the company is organized under the laws of or is domiciled in a country other than the U.S. or maintains its principal place of business in a country other than the U.S.; or (ii) the securities of such company are traded principally on a non-U.S. market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the U.S. or that has at least 50% of its assets in countries other than the U.S. The allocation of the Fund’s assets among geographical sectors may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions.

The Fund may invest in exchange-traded funds (“ETFs”). To the extent the Fund invests in ETFs, the Sub-Adviser will generally invest in ETFs that pursue a passive index-based strategy.

The Fund may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Fund’s investments against a decline in the value of Fund investments that could occur following the effective date of a large redemption order and while the Fund is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Fund’s investments at the effective date of redemption, these transactions would seek to protect the value of Fund shares remaining outstanding from dilution or magnified losses resulting from the Fund selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Fund shares is redeemed on a single day, or other similar circumstances.

A certain portion of the Fund’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Fund. In addition, when the Sub-Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Fund may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Market risk
●	Issuer risk
●	Equity securities risk
●	Foreign securities risk
●	Emerging markets and less developed countries risk
●	Currency risk
●	Investment style risk
●	Mid-capitalization and small-capitalization investing risk
●	Large-capitalization investing risk
●	Concentration risk
●	Investment strategy risk
●	Managed portfolio risk
●	Depositary receipts risk
●	Company risk
●	European investment risk
●	Stock risk
●	Portfolio turnover risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Accounting risk
●	Cybersecurity risk
●	Convertible securities risk
●	Derivatives risk
●	Exchange-traded funds investing risk
●	Financial services risk
●	Forward and futures contract risk
●	Hedging transactions risk
●	Investments in IPOs risk
●	Investment in other investment companies risk
●	Expense risk
●	Redemption risk
●	Regulatory investment limits risk
●	Sector risk
●	Securities lending risk
●	Swaps risk
●	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Acquiring Fund

JNL/William Blair International Leaders Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation.

Principal Investment Strategies. Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair Investment Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes have above-average growth, profitability, and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-70 securities).

The Sub-Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan, and the markets of the Pacific Basin. The Fund may invest up to 40% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, and most Western European countries.

In choosing investments, the Sub-Adviser performs fundamental company analysis and focuses on stock selection. The Sub-Adviser generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. The Sub-Adviser believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Sub-Adviser will vary the Fund’s sector and geographic diversification based upon the Sub-Adviser’s ongoing evaluation of economic, market, and political trends throughout the world. In making decisions regarding country allocation, the Sub-Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries, and other pertinent financial, social, national and political factors.

Investments in equity and equity-related securities in the Greater China region will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region may be volatile.

For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies may count toward the Fund’s 80% investment policy if those instruments have economic characteristics similar to the other investments included in the 80% policy.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	Market risk
●	Foreign securities risk
●	Currency risk
●	Emerging markets and less developed countries risk
●	Mid-capitalization and small-capitalization investing risk
●	Large-capitalization investing risk
●	Investment style risk
●	Concentration risk
●	Sector risk
●	Company risk
●	Managed portfolio risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed-income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed-income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed-income securities, including those owned by the Fund, to fall.

Risks of Investments in China A-shares through the Connect Program. The Connect Program is subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The relevant China A-shares market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the relevant stock exchanges in mainland China and The Stock Exchange of Hong Kong Limited or other regulatory authorities of other stock exchanges in the future as permitted, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the relevant exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the relevant exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the relevant China stock exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	China risk
●	Investing in China A Shares risk
●	Investing through Stock Connect risk
●	China and India country specific risk
●	Counterparty risk
●	Credit risk
●	Cybersecurity risk
●	Derivatives risk
●	Expense risk
●	Government regulatory risk
●	Interest rate risk
●	Investment in other investment companies risk
●	Leverage risk
●	Liquidity risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Settlement risk
●	Tax risk
●	Temporary defensive positions and large cash positions risk
●	U.S. Government securities risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Multi-Manager Fund

JNL Multi-Manager International Equity Fund

(formerly, JNL/William Blair International Leaders Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the United States.

The Fund considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Fund generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, the Fund may invest a significant portion of its assets in the securities of companies in one or a few countries or regions.

The Fund’s equity investments include, but is not limited to, common stock of companies located outside the United States. and depositary receipts, traded on an exchange and in over-the-counter markets. The Fund’s investments in depositary receipts may include American, European, Canadian, and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs” and “GDRs,” respectively), and other similar securities. ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

The Fund may invest in securities of companies across the capitalization spectrum.

Four unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy’s objective.

Causeway Strategy

Causeway Capital Management LLC (“Causeway”) constructs the Causeway Strategy by investing primarily in equity securities of companies located outside the United States. The Causeway Strategy’s investments in equity securities include common stock, as well as preferred stock, and depositary receipts.

When investing the Causeway Strategy’s assets, Causeway’s proprietary computer model analyzes factors relating to valuation, sentiment, technical indicators, long-term growth, quality, and sustainability characteristics. The sustainability category is further subdivided into environmental (E), social (S), and governance (G) categories. Currently, the sustainability category receives a 20% weight in the model. For each stock, the weight assigned to the remaining five factors differs depending on its classification (for example, value, growth, momentum, or other classifications). The relative weights of these factors are sometimes referred to as “contextual weights.” Factors and their weights may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, Causeway’s fundamental research analysts review certain of the quantitative outputs to attempt to identify special issues, such as significant upcoming mergers and acquisitions or management changes, which may not be captured quantitatively.

Lazard Strategy

Lazard Asset Management LLC (“Lazard”) constructs the Lazard Strategy by investing primarily in equity securities of non-U.S. companies, including those whose principal business activities are located in emerging market countries. The Lazard strategy invests in companies that Lazard considers to be quality growth businesses. By “quality,” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Lazard Strategy may invest in securities of companies across the capitalization spectrum but generally focuses on companies with a market capitalization of $3 billion or more. The Lazard Strategy principally invests in common stocks, but the Lazard Strategy’s investments in equity securities also may include preferred stocks, convertible securities, and ADRs, GDRs, and EDRs.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing primarily in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies that WCM believes to be undervalued because their businesses are out of favor and/or their stocks are undervalued in comparison to their intrinsic values, their peers, or their prospects for growth. Such companies may be located in developed, emerging market or frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or are included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier markets indices.

The equity securities in the WCM Strategy may include common stock and depositary receipts. The WCM Strategy’s investments in depositary receipts may include ADRs., EDRs, CDRs, and GDRs. The WCM Strategy will be managed pursuant to a “focused” strategy, whereby WCM typically invests in the equity securities of a small number of issuers.

WCM uses a bottom-up approach that seeks to identify companies with comparatively low valuations compared to other companies of similar market capitalization, sector, and/or industry, based on factors such as the price-to-earnings ratio, price-to-book ratio, price-to-cash flow ratio, dividend yield, net working capital, and earnings estimate revisions. WCM believes that investment in a company with relatively low valuations may afford capital protection from permanent loss and may result in substantial appreciation if the market recognizes the company’s intrinsic value. WCM’s investment process seeks companies that are industry leaders with expanding competitive advantages, strong balance sheets, and attractive valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk.

Although the WCM Strategy may invest in companies of any size, it generally invests in large capitalization, established, multinational companies. WCM considers large capitalization companies to be those with market capitalizations of $5 billion or greater at the time of investment.

William Blair Strategy

William Blair Investment Management, LLC (“William Blair”) constructs the William Blair Strategy by investing primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair believes have above-average growth, profitability, and quality characteristics.

William Blair seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution. In choosing investments, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. William Blair believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. Investments in equity and equity-related securities in the Greater China region will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region may be volatile.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Equity securities risk
●	Market risk
●	Foreign securities risk
●	Currency risk
●	Emerging markets and less developed countries risk
●	Mid-capitalization and small-capitalization investing risk
●	Large-capitalization investing risk
●	Investment style risk
●	Concentration risk
●	Isser risk
●	Sector risk
●	Company risk
●	Investment strategy risk
●	Depositary receipts risk
●	Stock risk
●	Quantitative strategy risk
●	Investing through Stock Connect risk
●	Investing in China A Shares risk
●	China risk
●	European investment risk
●	Liquidity risk
●	Managed portfolio risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed-income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed-income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed-income securities, including those owned by the Fund, to fall.

Risks of Investments in China A-shares through the Connect Program. The Connect Program is subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The relevant China A-shares market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the relevant stock exchanges in mainland China and The Stock Exchange of Hong Kong Limited or other regulatory authorities of other stock exchanges in the future as permitted, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the relevant exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the relevant exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the relevant China stock exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including the affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act. The Fund may also invest in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Accounting risk
●	Convertible securities risk
●	Counterparty risk
●	Credit risk
●	Cybersecurity risk
●	Derivatives risk
●	Exchange-traded funds investing risk

●	Expense risk
●	Government regulatory risk
●	Hedging instruments risk
●	Interest rate risk
●	Investments in IPOs risk
●	Investment in other investment companies risk
●	Leverage risk
●	Model risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk
●	Settlement risk
●	Tax risk
●	Temporary defensive positions and large cash positions risk
●	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers’ abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

China risk – The value of a Fund’s investments in Chinese securities will be impacted by the economic, political, diplomatic, and social conditions within China. China is generally considered an emerging market country and investments in Chinese securities carry the risks associated with emerging markets, as well as risks particular to the region. China may be subject to considerable degrees of economic, political and social instability. The economies, industries, and securities and currency markets of China may be adversely affected by slow economic activity worldwide, protectionist trade policies, dependence on exports and international trade, currency devaluations and other currency exchange rate fluctuations, restrictions on monetary repatriation, increasing competition from Asia’s low-cost emerging economies, environmental events and natural disasters that may occur in China, and military conflicts either in response to social unrest or with other countries. In addition, the tax laws and regulations in mainland China are subject to change, possibly with retroactive effect. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Investments in Chinese issuers may be subject to the risk of expropriation and nationalization. The Chinese government may also impose capital controls, which could adversely affect a Fund, its ability to repatriate its investments and the value of the Fund’s investments. In addition, the Chinese government may intervene in currency markets, which could cause its currency, and therefore the value of the Fund’s investments in China, to depreciate. The Chinese economy is heavily reliant upon trade and export growth. Reduction in spending on Chinese products and services; further increases in trade restrictions, such as those resulting from the US-China trade dispute, or even the threat thereof; or a downturn in any of the economies of China’s key trading partners may negatively affect the Chinese economy and its issuers.

On June 3, 2021, an Executive Order (the “Order”) was issued prohibiting certain investment activity by U.S. persons, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company,” and together, the “Chinese Military Companies”). The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.”

Chinese Military Companies are designated to the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Non-SDN CMIC List may change from time to time. Beginning 60 days after an entity is newly-designated as a Chinese Military Company, the purchase or sale of public securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Covered Securities”) by U.S. persons is prohibited, with the exception of a 365-day allowance to divest Covered Securities.

A Fund’s holding of Covered Securities may adversely impact a Fund’s performance. The extent of any impact will depend on future developments, including a Fund’s ability to sell Covered Securities, the valuation of Covered Securities, further modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

China and India country specific risk – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. Government reforms and the move to capitalism may not positively impact the economies of either country. Stable economic growth may be hampered by a number of factors, including burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, currency fluctuations, and social instability. As a result, investments in the Greater China region and India may be volatile.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. The value of the Fund’s investment may decrease in response to the activities and financial prospects of an individual foreign or domestic company/issuer in the Fund’s portfolio. The value of an individual foreign or domestic company can be more volatile than the market as a whole.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, including (if applicable) as a result of its investment objective to track the performance of an index, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded or cleared derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be delayed and/or unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions (including futures, options on futures and certain swaps) are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Also, under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated in the event of a counterparty’s (or its affiliate’s) insolvency. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result could impact the performance of the Fund. See the “Technology Disruptions” section in this Prospectus.

Depositary receipts risk – Investments in securities of foreign companies in the form of American depositary receipts (“ADRs”), Global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”) are subject to certain risks. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject a Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and the United Kingdom (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as certain swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation or self-regulatory organization rule will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally. In addition, investing in Europe poses some unique risks. Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”). The EU is an economic and political union of most Western European countries and a growing number of Eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

Uncertainty surrounding the sovereign debt of a number of EU countries, as well as the continued existence of the EU itself, have disrupted and may disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. For example, in June 2016, the United Kingdom approved a referendum to leave the EU (commonly known as “Brexit”). The United Kingdom left the EU on January 31, 2020. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom and the EU agreed to a Trade and Cooperation Agreement governing the future relationship between the United Kingdom and the EU. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the EU as the United Kingdom previously maintained as a member of the EU and during the transition period. In particular the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. From January 1, 2021, EU laws ceased to apply in the United Kingdom. Many EU laws were transposed into English law and these transposed laws continue to apply until such time that they are repealed, replaced or amended. The United Kingdom government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the United Kingdom. It is impossible to predict the consequences of these amendments on the Fund and its investments. Additionally, although one cannot predict the full effect of Brexit, it could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations. This uncertainty may impact opportunities, pricing, availability and cost of bank financing, regulation, values or exit opportunities of companies or assets based, doing business, or having services or other significant relationships in, the United Kingdom or the EU.

Brexit may also create continued uncertainty around trade, the possibility of capital outflows from the United Kingdom, devaluation of the pound sterling, the cost of higher corporate bond spreads, and the risk that all the above could negatively impact business and consumer spending as well as foreign direct investment.

With the United Kingdom’s withdrawal from the EU, there is the possibility that one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU, as well. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine in February 2022, which has resulted in the U.S. Government imposing sanctions on Russia. The extent and duration of the military action, resulting sanctions and the potential for future sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. There may also be limited legal recourse against the foreign issuer in the event of a default on a debt instrument. Such factors may adversely affect the value of securities issued by foreign companies. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, anything environment-related, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options. The purchase of a call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, the purchase of a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

Hedging transactions risk – The Sub-Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

Investing in China A Shares risk – Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.

Investing through Stock Connect risk – The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People’s Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investment in other investment companies risk – As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The Sub-Adviser, or if no Sub-Adviser, the investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made in accordance with these investment strategies may not produce the returns expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the Fund’s portfolio manager(s) make decisions to buy and sell holdings in the Fund’s portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The outbreak of COVID 19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty. These disruptions led to instability in the marketplace and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Model risk – The Sub-Adviser relies heavily on the quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. Funds that use models bear the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Funds achieve their investment objectives, which may cause a Fund to underperform its benchmark or other funds with a similar investment objective. When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result. The Sub-Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Quantitative strategy risk – Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on those factors, changes in a factor’s historical trends, or for reasons included in the analysis. The factors used in quantitative analysis and the weights placed on those factors may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.

In addition, data for emerging markets companies may be less available and/or less current than data for developed markets companies, and the Sub-Adviser’s processes and exposure selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the quantitative methods may adversely affect performance.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase a Fund’s expenses and may limit a Fund’s performance.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Business services sector risk – Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seeking alternative, cost-effective means to meet their economic goals.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Industrial companies risk - The stock prices of companies in the industrials sector are affected by supply and demand both for their specific products or services and for industrials sector products in general. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increase competition, depletion of resources, technological developments and labor relations.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment toward infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment toward infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan. See the “Lending of Portfolio Securities” section in this Prospectus.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein.

The Dodd–Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions. There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing the regulations under the Dodd-Frank Act as well as other foreign regulations is ongoing and there may be further changes to the system.

Tax risk – In order for a regulated investment company (“RIC”) to qualify as such under Subchapter M, including certain of the series of registered investment companies that invest in the Fund, the RIC must derive at least 90% of its gross income each taxable year from “qualifying income,” which is described in more detail in the SAI. Income and gains from certain commodity-linked instruments do not constitute “qualifying income” to a RIC for purposes of the 90% gross income test. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute “qualifying income” to a RIC. The IRS has issued a ruling to the effect that income from commodity-linked swaps does not constitute “qualifying income” for purposes of a Fund’s qualification as a RIC under Subchapter M. In general, for purposes of the 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. The Fund will therefore annually restrict its income from commodities and commodity-linked derivative instruments, such as commodity-linked swaps, and other assets that give rise to non-qualifying income to a maximum of 10% of the Fund’s gross income. Failure to qualify as a RIC would subject a RIC that invests in the Fund to U.S. federal income tax on its taxable income at regular corporate rates (without deduction for distributions to shareholders). The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, may be adversely affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M, or otherwise affect the character, timing or amount of a Fund’s taxable income or gains and thus income allocations made by the Fund.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to receive support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government. Fannie Mae and Freddie Mac have been operating as going concerns in a conservatorship overseen by the Federal Housing Finance Agency (“FHFA”) since 2008, and each remains liable for all of its obligations, including its guarantees, associated with its mortgage-backed securities. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

STATEMENT OF ADDITIONAL INFORMATION

February 13, 2026

JNL SERIES TRUST

JNL/Lazard International Quality Growth Fund

(a series of JNL Series Trust)

AND

JNL/William Blair International Leaders Fund

(a series of JNL Series Trust)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Lazard International Quality Growth Fund	JNL/William Blair International Leaders Fund

This Statement of Additional Information (the “SAI”) relates specifically to the reorganization of the JNL/Lazard International Quality Growth Fund (the “Acquired Fund”) into the JNL/William Blair International Leaders Fund (the “Acquiring Fund”) under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of January 31, 2026.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)       The Statement of Additional Information of the Trust dated April 28, 2025, as supplemented, with respect to the Acquired Fund and Acquiring Fund (File Nos. 033-87244 and 811-08894);

(2)        The Annual Financial Statements of the Trust with respect to the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2024 included in the Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894); and

(3)        The Semi-Annual Financial Statements of the Trust with respect to the Acquired Fund and Acquiring Fund for the period ended June 30, 2025 included in JNL Series Trust’s Form N-CSR filing with the SEC (File Nos. 033-87244 and 811-08894).

This SAI is not a prospectus. An Information Statement and Prospectus dated February 13, 2026, relating to the Reorganization (the “Information Statement/Prospectus”) may be obtained at no charge by calling 1-800-644-4565 (Jackson National Customer Care), 1-800-599-5651 (Jackson National NY Customer Care), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com. This SAI should be read in conjunction with the Information Statement/Prospectus.

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SUPPLEMENTAL FINANCIAL INFORMATION

The Reorganization is expected to be effective as of the close of business on April 24, 2026, or on such later date as may be deemed necessary in the judgment of the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) in accordance with the Plan of Reorganization (the “Closing Date”).

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Comparative Fee and Expense Tables” of the of the Information Statement/Prospectus.

The Reorganization will not result in a material change in the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. It is currently anticipated that approximately 71% of the Acquired Fund’s holdings will be transferred to the Acquiring Fund in connection with the Reorganization and that, prior to the Reorganization, approximately 29% of the Acquired Fund’s holdings will be aligned or sold and the resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. Prior to the Reorganization, JNAM will likely use a transition manager to assist in the transition of the Lazard Fund. There is no tax impact to Contract Owners as a result of portfolio repositioning. Additionally, the repositioning is not expected to have a material impact on the performance of the Acquired Fund prior to the Reorganization. Following the Reorganization, the Acquired Fund will cease to exist and the Acquired Fund’s performance will not be reflected in the performance of the Acquiring Fund. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization to reflect those of the Acquired Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract Owners.

Each Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies for treatment as a RIC under Subchapter M of the Code.

If the Reorganization is consummated, the Combined Fund intends to qualify and be eligible for treatment as a RIC under Subchapter M of the Code, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to reorganizations. Accordingly, no provision for federal income taxes is required.

As of December 31, 2024, the Acquired Fund had no net capital loss carryforwards. As of December 31, 2024, the Acquiring Fund had $30,707,954 in capital loss carryforwards.

For each Fund, distributions other than in redemption of Fund shares, if any, are automatically reinvested at net asset value in shares of the distributing class of that Fund.

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